Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

)
In re:	)	Chapter 11
)
WINDSTREAM HOLDINGS, INC., et al.,¹	)	Case No. 19-22312 (RDD)
)
Debtors.	)	(Joint Administration Requested)
)
INTERIM ORDER
APPROVING NOTIFICATION AND HEARING
PROCEDURES FOR CERTAIN TRANSFERS OF AND
DECLARATIONS OF WORTHLESSNES WITH RESPECT TO COMMON STOCK

Upon the motion (the “Motion”) ² of the above-captioned debtors and debtors in possession (collectively, the “Debtors”) for entry of an interim order (this “Interim Order”) (a) approving the Procedures related to transfers of and declarations of worthlessness with respect to Beneficial Ownership of Common Stock, (b) directing that any purchase, sale, other transfer of, or declaration of worthlessness with respect to Beneficial Ownership of Common Stock in violation of the Procedures shall be null and void ab initio, and (c) scheduling a hearing to consider approval of the Motion on a final basis, all as more fully set forth in the Motion; and upon the First Day Declaration; and this Court having jurisdiction over this matter pursuant to 28 U.S.C. §§ 157(a)-(b) and 1334(b) and the Amended Standing Order of Reference from the United States District Court for the Southern District of New York, dated February 1, 2012; and this Court having found that venue of the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409 and that

¹
The last four digits of Debtor Windstream Holdings, Inc.’s tax identification number are 7717. Due to the large number of debtor entities in these chapter 11 cases, for which the Debtors have requested joint administration, a complete list of the debtor entities and the last four digits of their federal tax identification numbers is not provided herein. A complete list of such information may be obtained on the website of the Debtors’ proposed claims and noticing agent at http://www.kccllc.net/windstream. The location of the Debtors’ service address for purposes of these chapter 11 cases is: 4001 North Rodney Parham Road, Little Rock, Arkansas 72212.

²	Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Motion.

this is a core proceeding pursuant to 28 U.S.C. § 157(b) that this Court may decide by a final order consistent with Article III of the United States Constitution; and this Court having found that the Debtors’ notice of the Motion’s request for interim relief and the opportunity for a hearing on such request were appropriate under the circumstances and that no other notice need be provided; and upon the record of the interim hearing held by the Court on the Motion on February 26, 2019; and there being no objections to the relief granted herein; and, after due deliberation, this Court having determined that the legal and factual bases set forth in the Motion and at the hearing establish good and sufficient cause for the relief granted herein and that such relief is necessary to avoid immediate and irreparable harm to the Debtors and their estates and is in the best interests of the Debtors and their estates; now, therefore, it is HEREBY ORDERED THAT:

1.	The Motion is granted on an interim basis as set forth herein.
2.The final hearing (the “Final Hearing”) on the Motion shall be held on April 16, 2019, at 10:00 a.m., prevailing Eastern Time. Any objections or responses to entry of a final order on the Motion shall be filed on or before 4:00 p.m., prevailing Eastern Time, on April 9, 2019, and shall be served on: (a) the Debtors, Windstream Holdings, Inc., 4001 North Rodney Parham Road, Little Rock, Arkansas 72212, Attn.: Kristi M. Moody; (b) proposed counsel to the Debtors, Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attn.: Stephen E. Hessler, P.C., and Kirkland & Ellis LLP, 300 North LaSalle Street, Chicago, Illinois 60654, Attn.: Ross M. Kwasteniet, P.C., Brad Weiland, and John R. Luze; (c) counsel to any statutory committee appointed in these cases; and (d) the Office of The United States Trustee, U.S. Federal Office Building, 201 Varick Street, Suite 1006, New York, New York 10014, Attn.: Paul K. Schwartzberg and Serene Nakano and otherwise as provided in the Court’s order establishing notice and case management procedures, including the provision of a copy of such pleading to the Court’s chambers. In the event no objections to entry of a final order on the Motion are timely received, this Court may enter such final order without need for the Final Hearing.
3.The Procedures, as set forth in Exhibit 1 attached hereto, are hereby approved.
4.Any transfer of, or declaration of worthlessness with respect to, Beneficial Ownership of Common Stock in violation of the Procedures, including the notice requirements, shall be null and void ab initio.
5.In the case of any such transfer of Beneficial Ownership of Common Stock in violation of the Procedures, including but not limited to the notice requirements, the person or entity making such transfer shall be required to take remedial actions specified by the Debtors, which may include the actions specified in Private Letter Ruling 201010009 (Dec. 4, 2009), to appropriately reflect that such transfer is null and void ab initio.
6.In the case of any such declaration of worthlessness with respect to Beneficial Ownership of Common Stock in violation of the Procedures, including the notice requirements, the person or entity making such declaration shall be required to file an amended tax return revoking such declaration and any related deduction to appropriately reflect that such declaration is void ab initio.
7.The Debtors, in their sole discretion and in writing, may retroactively or prospectively waive any and all restrictions, stays, and notification procedures set forth in the Procedures.
8.The Debtors shall file a Form 8-K with the Securities Exchange Commission attaching this order.

9.To the extent that this Interim Order is inconsistent with any prior order or pleading with respect to the Motion in these cases, the terms of this Interim Order shall govern.
10.The requirements set forth in this Interim Order are in addition to the requirements of all applicable laws and do not excuse compliance therewith.
11.Notwithstanding the relief granted in this Interim Order, any payment made by the Debtors pursuant to the authority granted herein shall be subject to any order authorizing use of cash collateral or postpetition financing.
12.The requirements set forth in Bankruptcy Rule 6003 are deemed inapplicable to the Motion.
13.Notice of the Motion as provided therein shall be deemed good and sufficient notice of such Motion and the requirements of Bankruptcy Rule 6004(a) and the Local Rules are satisfied by such notice.
14.Notwithstanding anything to the contrary, the terms and conditions of this Interim Order are immediately effective and enforceable upon its entry.
15.The Debtors are authorized to take all actions necessary to effectuate the relief granted in this Interim Order in accordance with the Motion.
16.This Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Interim Order.

Dated: White Plains, New York February 28, 2019

White Plains, New York
Dated:February 28, 2019
/s/ Robert D. Drain
THE HONORABLE ROBERT D. DRAIN UNITED STATES BANKRUPTCY JUDGE

Exhibit 1
Procedures for Transfers of and Declarations of
Worthlessness With Respect to Beneficial Ownership of Common Stock

PROCEDURES FOR TRANSFERS OF AND DECLARATIONS OF WORTHLESSNESS
WITH RESPECT TO BENEFICIAL OWNERSHIP OF COMMON STOCK

The following procedures apply to transfers of Common Stock¹:

a.
Any entity (as defined in section 101(15) of the Bankruptcy Code) that currently is or becomes a Substantial Shareholder must file with the Bankruptcy Court, and serve upon: (i) Windstream Holdings, Inc., 4001 North Rodney Parham Road, Little Rock, Arkansas 72212, Attn.:  Kristi M. Moody; (ii)  proposed counsel to the Debtors, Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attn.: Stephen E. Hessler, P.C., and Kirkland & Ellis LLP, 300 North LaSalle Street, Chicago, Illinois 60654, Attn.:  Ross M. Kwasteniet, P.C., Brad Weiland, and John R. Luze; (iii) counsel to any statutory committee appointed in these cases; (iv) the Office of The United States Trustee, U.S. Federal Office Building, 201 Varick Street, Suite 1006, New York, New York 10014; and (v) to the extent not listed herein, those parties requesting notice pursuant to Bankruptcy Rule 2002 (collectively, the “Notice Parties”), a declaration of such status, substantially in the form of Exhibit 1A attached to these Procedures (each, a “Declaration of Status as a Substantial Shareholder”), on or before the later of (1) 30 calendar days after the date of the Notice of Interim Order, and (2) ten calendar days after becoming a Substantial Shareholder; provided that, for the avoidance of doubt, the other procedures set forth herein shall apply to any Substantial Shareholder even if no Declaration of Status as a Substantial Shareholder has been filed.

b.
Prior to effectuating any transfer of Beneficial Ownership of Common Stock that would (i) result in an increase in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership, or (ii) result in an entity or individual becoming a Substantial Shareholder, the parties to such transaction must file with the Bankruptcy Court and serve upon the Notice Parties an advance written declaration of the intended transfer of Common Stock, substantially in the form of Exhibit 1B attached to these Procedures (each, a “Declaration of Intent to Accumulate Common Stock”).

c.
Prior to effectuating any transfer of Beneficial Ownership of Common Stock that would (i) result in a decrease in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership, or (ii) result in an entity or individual ceasing to be a Substantial Shareholder, the parties to such transaction must file with the Bankruptcy Court and serve upon the Notice Parties an advance written declaration of the intended transfer of Beneficial Ownership of Common Stock, substantially in the form of Exhibit 1C attached to these Procedures (each, a “Declaration of Intent to Transfer Common Stock,” and together with a Declaration of Intent to Accumulate Common Stock, a “Declaration of Proposed Transfer”).

¹	Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Motion.

d.
The Debtors shall have 30 calendar days after receipt of a Declaration of Proposed Transfer to file with the Bankruptcy Court and serve on such Substantial Shareholder or potential Substantial Shareholder an objection to any proposed transfer of Beneficial Ownership of Common Stock described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect the Debtors’ ability to utilize the Tax Attributes. If the Debtors file an objection, such transaction will remain ineffective unless the Debtors withdraw such objection or such transaction is approved by a final and non-appealable order of the Bankruptcy Court. If the Debtors do not object within such 30-day period, such transaction can proceed solely as set forth in the Declaration of Proposed Transfer. To the extent that the Debtors receive an appropriate Declaration of Proposed Transfer and determine in its business judgment not to object, they shall provide five (5) business days’ notice of that decision to: (a) the agent under the proposed postpetition debtor in possession financing facility; (b) the administrative agents and indenture trustees under the Debtors’ prepetition credit agreement and note indentures; (c) Milbank LLP, counsel to an ad hoc group of second lien noteholders; (d) Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to an ad hoc group of first lien term lenders; (e) Shearman & Sterling LLP, counsel to the Midwest noteholders; and (f) the Committee, and its counsel. Further transactions within the scope of this paragraph must be the subject of additional notices in accordance with these Procedures, with an additional 30-day waiting period for each Declaration of Proposed Transfer.

e.
For purposes of these Procedures: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least 1,932,090 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock);² (ii) “Beneficial Ownership” shall be determined in accordance with the applicable rules of section 382 of the IRC and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire); and (iii) an

²	Based on approximately 42,935,334 shares of Common Stock outstanding as of December 31, 2018.

“Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

The following procedures apply to declarations of worthlessness of Beneficial Ownership of Common Stock:

a.
Any person or entity that currently is or becomes a 50-Percent Shareholder must file with the Bankruptcy Court and serve upon the Notice Parties a declaration of such status, substantially in the form of Exhibit 1D attached to these Procedures (each, a “Declaration of Status as a 50-Percent Shareholder”), on or before the later of (i) 30 calendar days after the date of the Notice of Interim Order, and (ii) ten calendar days after becoming a 50-Percent Shareholder; provided that, for the avoidance of doubt, the other procedures set forth herein shall apply to any 50-Percent Shareholder even if no Declaration of Status as a 50-Percent Shareholder has been filed.

b.
Prior to filing any federal or state tax return or any amendment to such a return, or taking any other action that claims any deduction for worthlessness of Beneficial Ownership of Common Stock for a tax year ending before the Debtors’ emergence from chapter 11 protection, such 50-Percent Shareholder must file with the Bankruptcy Court and serve upon the Notice Parties an advance written declaration substantially in the form of Exhibit 1E attached to these Procedures (each, a “Declaration of Intent to Claim a Worthless Stock Deduction”) of the intended claim of worthlessness.

c.
The Debtors will have 30 calendar days after receipt of a Declaration of Intent to Claim a Worthless Stock Deduction to file with the Bankruptcy Court and serve on such 50-Percent Shareholder an objection to any proposed claim of worthlessness described in the Declaration of Intent to Claim a Worthless Stock Deduction on the grounds that such claim might adversely affect the Debtors’ ability to utilize the Tax Attributes. If the Debtors file an objection, the filing of the return or amendment with such claim remains ineffective pending a final ruling on the objection (and thereafter in accordance with the ruling and applicable appellate rules and procedures), and the 50-Percent Shareholder shall be required to file an amended tax return revoking such proposed deduction to appropriately reflect that such declaration is void ab initio. If the Debtors do not object within such 30-day period, the filing of the return or amendment with such claim will be permitted as set forth in the Declaration of Intent to Claim a Worthless Stock Deduction. To the extent that the Debtors receive an appropriate Declaration of Intent to Claim a Worthless Stock Deduction and determine in their business judgment not to object, they shall provide five (5) business days’ notice of that decision to: (a) the agent under the proposed postpetition debtor in possession financing facility; (b) the administrative agents and indenture trustees under the Debtors’ prepetition credit agreement and note indentures; (c) Milbank LLP, counsel to an ad hoc group of second lien noteholders; (d) Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to an ad hoc group of first lien term lenders; (e) Shearman & Sterling LLP, counsel to the Midwest noteholders; and (f) the Committee, and its counsel. Additional returns or amendments within the scope of this paragraph must be the subject of additional notices in accordance with these Procedures as set forth herein, with an additional 30-day waiting period for each Declaration of Intent to Claim a Worthless Stock Deduction.

d.
For purposes of these procedures a “50-Percent Shareholder” is any person or entity that at any time since December 31, 2015 has had 50 percent or more of the Beneficial Ownership of Common Stock (determined in accordance with section 382(g)(4)(D) of the IRC and the applicable Treasury Regulations thereunder).

NOTICE PROCEDURES
The following notice procedures apply to these Procedures:

a.
No later than five business days following entry of the Interim Order, the Debtors shall serve by overnight mail, postage prepaid, a notice substantially in the form of Exhibit 1F attached to these Procedures (the “Notice of Interim Order”), on: (a) the Office of the United States Trustee for the Southern District of New York; (b) the holders of the 50 largest unsecured claims against the Debtors (on a consolidated basis); (c) the agent under the proposed postpetition debtor in possession financing facility; (d) the administrative agents and indenture trustees under the Debtors’ prepetition credit agreement and note indentures; (e) Milbank LLP, counsel to an ad hoc group of second lien noteholders; (f) Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to an ad hoc group of first lien term lenders; (g) Shearman & Sterling LLP, counsel to the Midwest noteholders; (h) the Pension Benefit Guaranty Corporation; (i) the United States Attorney’s Office for the Southern District of New York; (j) the Internal Revenue Service; (k) the United States Securities and Exchange Commission; (l) the attorneys general in the states where the Debtors conduct their business operations; (m) the Federal Communications Commission; and (n) any party that has requested notice pursuant to Bankruptcy Rule 2002. Additionally, no later than five business days following entry of the Final Order, the Debtors shall serve a Notice of Interim Order modified to reflect that the Final Order has been entered (as modified, the “Notice of Final Order”) on the same entities that received the Notice of Interim Order.

b.
All registered holders of Common Stock shall be required to serve the Notice of Interim Order or Notice of Final Order, as applicable, on any holder for whose benefit such registered holder holds such Common Stock down the chain of ownership for all such holders of Common Stock.

c.
Any entity, broker, or agent acting on such entity’s or individual’s behalf that sells shares of Common Stock to another entity shall be required to serve a copy of the Notice of Interim Order or Notice of Final Order, as applicable, on such purchaser of such Common Stock, as applicable, or any broker or agent acting on such purchaser’s behalf.

d.
As soon as is practicable following entry of the Interim Order, the Debtors shall (i) submit a copy of the Notice of Interim Order (modified for publication) for publication in the Wall Street Journal (national edition), and (ii) submit a copy of the Notice of Interim Order (modified for publication) to Bloomberg Professional Service for potential publication by Bloomberg.

e.
To the extent confidential information is required in any declaration described in these Procedures, such confidential information may be filed and served in redacted form; provided that any such declarations served on the Debtors shall not be in redacted form. the Debtors shall keep all information provided in such declarations strictly confidential and shall not disclose the contents thereof to any person except to the extent (i) necessary to respond to a petition or objection filed with the Bankruptcy Court, (ii) otherwise required by law, or (iii) that the information contained therein is already public; provided that the Debtors may disclose the contents thereof to its professional advisors, who shall keep all such declarations strictly confidential and shall not disclose the contents thereof to any other person or entity, subject to further Bankruptcy Court order.

[Remainder of page intentionally left blank.]

Exhibit 1A
Declaration of Status as a Substantial Shareholder

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

)
In re:	)	Chapter 11
)
WINDSTREAM HOLDINGS, INC., et al.,¹	)	Case No. 19-22312 (RDD)
)
Debtors.	)	(Joint Administration Requested)
)
DECLARATION OF STATUS AS A SUBSTANTIAL SHAREHOLDER²

PLEASE TAKE NOTICE that the undersigned party is/has become a Substantial Shareholder with respect to the common stock of Windstream Holdings, Inc. or of any Beneficial Ownership therein (the “Common Stock”). Windstream Holdings, Inc. is a debtor and debtor in possession in Case No. 19-22312 (RDD) pending in the United States Bankruptcy Court for the Southern District of New York (the “Court”).
PLEASE TAKE FURTHER NOTICE that as of [-], 2019, the undersigned party currently has Beneficial Ownership of [-] shares of Common Stock. The following table sets

¹
The last four digits of Debtor Windstream Holdings, Inc.’s tax identification number are 7717. Due to the large number of debtor entities in these chapter 11 cases, for which the Debtors have requested joint administration, a complete list of the debtor entities and the last four digits of their federal tax identification numbers is not provided herein. A complete list of such information may be obtained on the website of the Debtors’ proposed claims and noticing agent at http://www.kccllc.net/windstream. The location of the Debtors’ service address for purposes of these chapter 11 cases is: 4001 North Rodney Parham Road, Little Rock, Arkansas 72212.

²
For purposes of this declaration: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership (as defined below) of at least 1,932,090 shares of Common Stock (representing approximately 4.5 percent of 42,935,334 shares of Common Stock outstanding as of December 31, 2018); (ii) “Beneficial Ownership” shall be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, as amended and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire); and (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

forth the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Stock:

Number of Shares	Date Acquired

(Attach additional page(s) if necessary)
PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are [-].
PLEASE TAKE FURTHER NOTICE that pursuant to the [Interim/Final] Order Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock, [Docket No. [-]] (the “Order”), this declaration (this “Declaration”) is being filed with the Bankruptcy Court and served upon: (a) the Debtors and their counsel; (b) the agent under the proposed postpetition debtor in possession financing facility; (c) the administrative agents and indenture trustees under the Debtors’ prepetition credit agreement and note indentures; (d) Milbank LLP, counsel to an ad hoc group of second lien noteholders; (e) Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to an ad hoc group of first lien term lenders; (f) Shearman & Sterling LLP, counsel to the Midwest noteholders; and (g) the Committee, and its counsel.
PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this

Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.
Respectfully submitted,
(Name of Substantial Shareholder)

By: ________________________________
Name: _____________________________
Address: ___________________________
___________________________________
Telephone: _________________________
Facsimile: __________________________
Dated:___________________________

Exhibit 1B
Declaration of Intent to Accumulate Common Stock

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

)
In re:	)	Chapter 11
)
WINDSTREAM HOLDINGS, INC., et al.,¹	)	Case No. 19-22312 (RDD)
)
Debtors.	)	(Joint Administration Requested)
)
DECLARATION OF INTENT TO ACCUMULATE COMMON STOCK²

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate (the “Proposed Transfer”) one or more shares of common stock of Windstream Holdings, Inc. or of any Beneficial Ownership therein (the “Common Stock”). Windstream Holdings, Inc. is a debtor and debtor in possession in Case No. 19-22312 (RDD) pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

¹
The last four digits of Debtor Windstream Holdings, Inc.’s tax identification number are 7717. Due to the large number of debtor entities in these chapter 11 cases, for which the Debtors have requested joint administration, a complete list of the debtor entities and the last four digits of their federal tax identification numbers is not provided herein. A complete list of such information may be obtained on the website of the Debtors’ proposed claims and noticing agent at http://www.kccllc.net/windstream. The location of the Debtors’ service address for purposes of these chapter 11 cases is: 4001 North Rodney Parham Road, Little Rock, Arkansas 72212.

²
For purposes of this declaration: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership (as defined below) of at least 1,932,090 shares of Common Stock (representing approximately 4.5 percent of 42,935,334 shares of Common Stock outstanding as of December 31, 2018); (ii) “Beneficial Ownership” shall be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, as amended and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire); and (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that if applicable, on [-], 2019, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Bankruptcy Court and served copies thereof as set forth therein.
PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of [-] shares of Common Stock.
PLEASE TAKE FURTHER NOTICE that pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise accumulate Beneficial Ownership of [-] shares of Common Stock or an Option with respect to [-] shares of Common Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of [-] shares of Common Stock after such transfer becomes effective.
PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ___________.
PLEASE TAKE FURTHER NOTICE that pursuant to the [Interim/Final] Order Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock, [Docket No. [-]] (the “Order”), this declaration (this “Declaration”) is being filed with the Bankruptcy Court and served upon: (a) the Debtors and their counsel; (b) the agent under the proposed postpetition debtor in possession financing facility; (c) the administrative agents and indenture trustees under the Debtors’ prepetition credit agreement and note indentures; (d) Milbank LLP, counsel to an ad hoc group of second lien noteholders; (e) Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to an ad hoc group of first lien term lenders; (f) Shearman & Sterling LLP, counsel to the Midwest noteholders; and (g) the Committee, and its counsel.

PLEASE TAKE FURTHER NOTICE that pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.
PLEASE TAKE FURTHER NOTICE that the Debtors have 30 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or the Bankruptcy Court approves such transaction by a final and non-appealable order. If the Debtors do not object within such 30-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.
PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring, or otherwise accumulating Beneficial Ownership of additional shares of Common Stock will each require an additional notice filed with the Bankruptcy Court and served in the same manner as this Declaration.
PLEASE TAKE FURTHER NOTICE that pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,
(Name of Declarant)

By: ________________________________
Name: _____________________________
Address: ___________________________
___________________________________
Telephone: _________________________
Facsimile: __________________________
Dated:___________________________

Exhibit 1C
Declaration of Intent to Transfer Common Stock

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

)
In re:	)	Chapter 11
)
WINDSTREAM HOLDINGS, INC., et al.,¹	)	Case No. 19-22312 (RDD)
)
Debtors.	)	(Joint Administration Requested)
)
DECLARATION OF INTENT TO TRANSFER COMMON STOCK²
PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to sell, trade, or otherwise transfer (the “Proposed Transfer”) one or more shares of common stock of Windstream Holdings, Inc. or of any Beneficial Ownership therein (the “Common Stock”). Windstream Holdings, Inc. is a debtor and debtor in possession in Case No. 19-22312 (RDD) pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

¹
The last four digits of Debtor Windstream Holdings, Inc.’s tax identification number are 7717. Due to the large number of debtor entities in these chapter 11 cases, for which the Debtors have requested joint administration, a complete list of the debtor entities and the last four digits of their federal tax identification numbers is not provided herein. A complete list of such information may be obtained on the website of the Debtors’ proposed claims and noticing agent at http://www.kccllc.net/windstream. The location of the Debtors’ service address for purposes of these chapter 11 cases is: 4001 North Rodney Parham Road, Little Rock, Arkansas 72212.

²
For purposes of this declaration: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership (as defined below) of at least 1,932,090 shares of Common Stock (representing approximately 4.5 percent of 42,935,334 shares of Common Stock outstanding as of December 31, 2018); (ii) “Beneficial Ownership” shall be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, as amended and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire); and (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that if applicable, on __________, 2019, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Bankruptcy Court and served copies thereof as set forth therein.
PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock.
PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to sell, trade, or otherwise transfer Beneficial Ownership of _________ shares of Common Stock or an Option with respect to _________ shares of Common Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of _________ shares of Common Stock after such transfer becomes effective.
PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _________.
PLEASE TAKE FURTHER NOTICE that pursuant the [Interim/Final] Order Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock, [Docket No. [-]] (the “Order”), this declaration (this “Declaration”) is being filed with the Bankruptcy Court and served upon: (a) the Debtors and their counsel; (b) the agent under the proposed postpetition debtor in possession financing facility; (c) the administrative agents and indenture trustees under the Debtors’ prepetition credit agreement and note indentures; (d) Milbank LLP, counsel to an ad hoc group of second lien noteholders; (e) Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to an ad hoc group of first lien term lenders; (f) Shearman & Sterling LLP, counsel to the Midwest noteholders; and (g) the Committee, and its counsel.

PLEASE TAKE FURTHER NOTICE that pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.
PLEASE TAKE FURTHER NOTICE that the Debtors have 30 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will remain ineffective unless the Debtors withdraw such objection or the Bankruptcy Court approves such transaction by a final and non-appealable order. If the Debtors do not object within such 30-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.
PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party selling, trading, or otherwise transferring Beneficial Ownership of additional shares of Common Stock, each will require an additional notice filed with the Bankruptcy Court, and served in the same manner as this Declaration.
PLEASE TAKE FURTHER NOTICE that pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,
(Name of Declarant)

By: ________________________________
Name: _____________________________
Address: ___________________________
___________________________________
Telephone: _________________________
Facsimile: __________________________
Dated:___________________________

Exhibit 1D
Declaration of Status as a 50-Percent Shareholder

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

)
In re:	)	Chapter 11
)
WINDSTREAM HOLDINGS, INC., et al.,¹	)	Case No. 19-22312 (RDD)
)
Debtors.	)	(Joint Administration Requested)
)
DECLARATION OF STATUS AS A 50-PERCENT SHAREHOLDER²

PLEASE TAKE NOTICE that the undersigned party is/has become a 50-Percent Shareholder with respect to the common stock of Windstream Holdings, Inc. or of any Beneficial Ownership therein (the “Common Stock”). Windstream Holdings, Inc. is a debtor and debtor in possession in Case No. 19-22312 (RDD) pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).
PLEASE TAKE FURTHER NOTICE that, as of __________ , 2019, the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock. The following

¹
The last four digits of Debtor Windstream Holdings, Inc.’s tax identification number are 7717. Due to the large number of debtor entities in these chapter 11 cases, for which the Debtors have requested joint administration, a complete list of the debtor entities and the last four digits of their federal tax identification numbers is not provided herein. A complete list of such information may be obtained on the website of the Debtors’ proposed claims and noticing agent at http://www.kccllc.net/windstream. The location of the Debtors’ service address for purposes of these chapter 11 cases is: 4001 North Rodney Parham Road, Little Rock, Arkansas 72212.

²
For purposes of this Declaration: (i) a “50-Percent Shareholder” is any person or entity that at any time since December 31, 2015 has owned 50 percent or more of the Common Stock (determined in accordance with section 382(g)(4)(D) of the Internal Revenue Code of 1986, as amended (the “IRC”) and the applicable Treasury Regulations thereunder); (ii) “Beneficial Ownership” shall be determined in accordance with the applicable rules of section 382 of the IRC and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire); and (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Stock:

Number of Shares	Date Acquired

(Attach additional pages if necessary)
PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ________.
PLEASE TAKE FURTHER NOTICE that pursuant to the [Interim/Final] Order Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock, [Docket No. [-]] (the “Order”), this declaration (this “Declaration”) is being filed with the Bankruptcy Court and served upon: (a) the Debtors and their counsel; (b) the agent under the proposed postpetition debtor in possession financing facility; (c) the administrative agents and indenture trustees under the Debtors’ prepetition credit agreement and note indentures; (d) Milbank LLP, counsel to an ad hoc group of second lien noteholders; (e) Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to an ad hoc group of first lien term lenders; (f) Shearman & Sterling LLP, counsel to the Midwest noteholders; and (g) the Committee, and its counsel.
PLEASE TAKE FURTHER NOTICE that pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,
(Name of 50-Percent Shareholder)

By: ________________________________
Name: _____________________________
Address: ___________________________
___________________________________
Telephone: _________________________
Facsimile: __________________________
Dated:___________________________

Exhibit 1E
Declaration of Intent to Claim a Worthless Stock Deduction

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

)
In re:	)	Chapter 11
)
WINDSTREAM HOLDINGS, INC., et al.,¹	)	Case No. 19-22312 (RDD)
)
Debtors.	)	(Joint Administration Requested)
)
DECLARATION OF INTENT TO CLAIM A WORTHLESS STOCK DEDUCTION²

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to claim a worthless stock deduction (the “Proposed Worthlessness Claim”) with respect to one or more shares of common stock of Windstream Holdings, Inc. or of any Beneficial Ownership therein (the “Common Stock”). Windstream Holdings, Inc. is a debtor and debtor in possession in Case No. 19-22312 (RDD) pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

¹
The last four digits of Debtor Windstream Holdings, Inc.’s tax identification number are 7717. Due to the large number of debtor entities in these chapter 11 cases, for which the Debtors have requested joint administration, a complete list of the debtor entities and the last four digits of their federal tax identification numbers is not provided herein. A complete list of such information may be obtained on the website of the Debtors’ proposed claims and noticing agent at http://www.kccllc.net/windstream. The location of the Debtors’ service address for purposes of these chapter 11 cases is: 4001 North Rodney Parham Road, Little Rock, Arkansas 72212.

²
For purposes of this Declaration: (i) a “50-Percent Shareholder” is any person or entity that at any time since December 31, 2015 has owned 50 percent or more of the Common Stock (determined in accordance with section 382(g)(4)(D) of the Internal Revenue Code of 1986, as amended (the “IRC”) and the applicable Treasury Regulations thereunder); (ii) “Beneficial Ownership” shall be determined in accordance with the applicable rules of section 382 of the IRC and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire); and (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, if applicable, on ___________, 2019 the undersigned party filed a Declaration of Status as a 50-Percent Shareholder with the Bankruptcy Court and served copies thereof as set forth therein.
PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock.
PLEASE TAKE FURTHER NOTICE that pursuant to the Proposed Worthlessness Claim, the undersigned party proposes to declare for [federal/state] tax purposes that _________ shares of Common Stock became worthless during the tax year ending __________.
PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ___________.
PLEASE TAKE FURTHER NOTICE that pursuant to the [Interim/Final] Order Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock, [Docket No. [-]] (the “Order”), this declaration (this “Declaration”) is being filed with the Bankruptcy Court and served upon: (a) the Debtors and their counsel; (b) the agent under the proposed postpetition debtor in possession financing facility; (c) the administrative agents and indenture trustees under the Debtors’ prepetition credit agreement and note indentures; (d) Milbank LLP, counsel to an ad hoc group of second lien noteholders; (e) Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to an ad hoc group of first lien term lenders; (f) Shearman & Sterling LLP, counsel to the Midwest noteholders; and (g) the Committee, and its counsel.
PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that the Debtors have 30 calendar days after receipt of this Declaration to object to the Proposed Worthlessness Claim described herein. If the Debtors file an objection, such

Proposed Worthlessness Claim will not be effective unless the Debtors withdraw such objection or the Bankruptcy Court approves such action by a final and non-appealable order. If the Debtors do not object within such 30-day period, then after expiration of such period the Proposed Worthlessness Claim may proceed solely as set forth in this Declaration.
PLEASE TAKE FURTHER NOTICE that any further claims of worthlessness contemplated by the undersigned party each will require an additional notice filed with the Bankruptcy Court to be served in the same manner as this Declaration, and are subject to an additional 30‑day waiting period.
PLEASE TAKE FURTHER NOTICE that pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,
(Name of Declarant)

By: ________________________________
Name: _____________________________
Address: ___________________________
___________________________________
Telephone: _________________________
Facsimile: __________________________
Dated:___________________________

K

Exhibit 1F
Notice of Interim Order

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

)
In re:	)	Chapter 11
)
WINDSTREAM HOLDINGS, INC., et al.,[15]	)	Case No. 19-22312 (RDD)
)
Debtors.	)	(Joint Administration Requested)
)
NOTICE OF (a) DISCLOSURE PROCEDURES APPLICABLE TO Certain HOLDERS OF Common Stock, (B) DISCLOSURE PROCEDURES FOR TRANSFERS OF AND dECLARATIONS OF Worthlessness WITH RESPECT TO Common Stock AND (C) FINAL HEARING ON THE APPLICATION THEREOF

TO: ALL ENTITIES (AS DEFINED BY SECTION 101(15) OF THE BANKRUPTCY CODE) THAT MAY HOLD BENEFICIAL OWNERSHIP OF COMMON STOCK OF WINDSTREAM HOLDINGS, INC. (THE “COMMON STOCK”).
PLEASE TAKE NOTICE that on February 25, 2019 (the “Petition Date”), the above-captioned debtors and debtors in possession (collectively, the “Debtors”), filed petitions with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of or exercise control over property of or from The Debtors’ estates.
PLEASE TAKE FURTHER NOTICE that on the Petition Date, the Debtors filed the Debtors’ Motion for Entry of Interim and Final Orders Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock, [Docket No. [-]] (the “Motion”).

[15]
The last four digits of Debtor Windstream Holdings, Inc.’s tax identification number are 7717. Due to the large number of debtor entities in these chapter 11 cases, for which the Debtors have requested joint administration, a complete list of the debtor entities and the last four digits of their federal tax identification numbers is not provided herein. A complete list of such information may be obtained on the website of the Debtors’ proposed claims and noticing agent at http://www.kccllc.net/windstream. The location of the Debtors’ service address for purposes of these chapter 11 cases is: 4001 North Rodney Parham Road, Little Rock, Arkansas 72212.

PLEASE TAKE FURTHER NOTICE that on [-], 2019, the Bankruptcy Court entered the Interim Order Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock, [Docket No. [-]] (the “Order”) approving procedures for certain transfers of or declarations of worthlessness with respect to Beneficial Ownership of Common Stock, as set forth in Exhibit 1 attached to the Order (the “Procedures”).    16
PLEASE TAKE FURTHER NOTICE that pursuant to the Order, a Substantial Shareholder or potential Substantial Shareholder may not consummate any purchase, sale, or other transfer of Common Stock, or Beneficial Ownership of Common Stock, in violation of the Procedures, and any such transaction in violation of the Procedures shall be null and void ab initio.
PLEASE TAKE FURTHER NOTICE that pursuant to the Order, a 50-Percent Shareholder may not claim a worthless stock deduction with respect to Common Stock, or Beneficial Ownership of Common Stock, in violation of the Procedures, and any such deduction in violation of the Procedures shall be null and void ab initio, and the 50-Percent Shareholder shall be required to file an amended tax return revoking such proposed deduction to appropriately reflect that such declaration is void ab initio.
PLEASE TAKE FURTHER NOTICE that pursuant to the Order, the Procedures shall apply to the holding and transfers of Common Stock, or any Beneficial Ownership of Common Stock, by a Substantial Shareholder or someone who may become a Substantial Shareholder.
PLEASE TAKE FURTHER NOTICE that upon the request of any entity, the proposed notice, solicitation, and claims agent for the Debtors, Kurtzman Carson Consultants LLC, will

[16]	Capitalized terms used in this Order and not immediately defined have the meanings given to such terms in the Motion, the First Day Declaration, or the Procedures as applicable.

provide a copy of the Order and a form of each of the declarations required to be filed by the Procedures in a reasonable period of time. Such Order and declarations are also available via PACER on the Bankruptcy Court’s website at https://ecf.nysb.uscourts.gov for a fee, or by accessing the Debtors’ restructuring website at http://www.kccllc.net/windstream.
PLEASE TAKE FURTHER NOTICE that the final hearing (the “Final Hearing”) on the Motion shall be held on April 16, 2019, at 10:00 a.m., prevailing Eastern Time. Any objections or responses to entry of the final order shall be filed no later than April 9, 2019, at 4:00 p.m., prevailing Eastern Time, and served on the following parties: (a) the Debtors, Windstream Holdings, Inc., 4001 North Rodney Parham Road, Little Rock, Arkansas 72212, Attn.:  Kristi M. Moody; (b) proposed counsel to the Debtors, Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attn.: Stephen E. Hessler, P.C., and Kirkland & Ellis LLP, 300 North LaSalle Street, Chicago, Illinois 60654, Attn.:  Ross M. Kwasteniet, P.C., Brad Weiland, and John R. Luze; (c) counsel to any statutory committee appointed in these cases; and (d) the Office of The United States Trustee, U.S. Federal Office Building, 201 Varick Street, Suite 1006, New York, New York 10014, Attn.:  Paul K. Schwartzberg and Serene Nakano.
PLEASE TAKE FURTHER NOTICE THAT FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THE ORDER SHALL CONSTITUTE A VIOLATION OF, AMONG OTHER THINGS, THE AUTOMATIC STAY PROVISIONS OF SECTION 362 OF THE BANKRUPTCY CODE.
PLEASE TAKE FURTHER NOTICE THAT ANY PROHIBITED PURCHASE, SALE, OTHER TRANSFER OF, OR DECLARATION OF WORTHLESSNESS WITH RESPECT TO Common Stock, BENEFICIAL OWNERSHIP THEREOF, OR OPTION WITH RESPECT THERETO IN VIOLATION OF THE ORDER IS

PROHIBITED AND SHALL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE COURT.
PLEASE TAKE FURTHER NOTICE that the requirements set forth in the Order are in addition to the requirements of applicable law and do not excuse compliance therewith.

Dated: ______________, 2019
New York, New York	Stephen E. Hessler, P.C.
Marc Kieselstein, P.C.
Cristine Pirro Schwarzman
KIRKLAND & ELLIS LLP
KIRKLAND & ELLIS INTERNATIONAL LLP
601 Lexington Avenue
New York, New York 10022
Telephone:(212) 446-4800
Facsimile:(212) 446-4900
- and -
James H.M. Sprayregen, P.C.
Ross M. Kwasteniet, P.C. (pro hac vice pending)
Brad Weiland (pro hac vice pending)
John R. Luze (pro hac vice pending)
KIRKLAND & ELLIS LLP
KIRKLAND & ELLIS INTERNATIONAL LLP
300 North LaSalle Street
Chicago, Illinois 60654
Telephone:(312) 862-2000
Facsimile:(312) 862-2200

Proposed Counsel to the Debtors and Debtors in Possession